                                                                    EXHIBIT 10.4

May 23, 2006

To the undersigned parties

     Reference is made to the transactions contemplated by (i) the Agreement and Plan of Merger (the "Merger Agreement"), dated as of May 23, 2006, among Castlewood Holdings Limited, a Bermuda company ("Castlewood"), The Enstar Group, Inc., a Georgia corporation ("Enstar") and CWMS Subsidiary Corp., a Georgia corporation and (ii) the Recapitalization Agreement (the "Recapitalization Agreement"), dated as of May 23, 2006, among Castlewood, Enstar and the other parties named on the signature pages thereto. Capitalized terms used herein without definition have the meanings given to them in the Merger Agreement or if not so defined in the Merger Agreement, the Recapitalization Agreement.

     Each of the undersigned (each, a "Party") agrees, from the date hereof and for a period of one year following the Effective Time, not to (i) sell, transfer, assign, grant a participation interest in or option for, pledge, hypothecate or otherwise dispose of or encumber (each, a "Transfer"), or enter into any agreement, contract or option with respect to the Transfer of, or commit or agree to take any of the foregoing actions with respect to, any of his or her Ordinary Shares or any option to purchase shares of Company Common Stock (a "Company Option") or any option to purchase Ordinary Shares upon the assumption of any such Company Options by Castlewood (a "Castlewood Option"), or
(ii) exercise any Company Option held by such Party on the date hereof or any Castlewood Option issued in exchange therefore in connection with the Merger; provided that the foregoing restriction shall not apply to a Transfer (a) to Castlewood, (b) following the Effective Time, to another Party hereto or any party to the Recapitalization Agreement other than an Employee Shareholder (as defined in the Recapitalization Agreement), (c) to a trust under which distributions may be made only to such Party or his or her immediate family members, (d) to a charitable remainder trust, the income from which will be paid to such Party during his or her life, (e) to a corporation, partnership, limited liability company or other entity, all of the equity interests in which are held, directly or indirectly, by such Party and his or her immediate family members, or (f) in connection with a tender offer, merger, amalgamation, recapitalization, reorganization or similar transaction involving Castlewood, provided in the case of the foregoing clauses (c) -- (e) that such Party has sole, ultimate control of the entity referred to and such entity agrees to be bound by this letter agreement. Any attempt by a Party, directly or indirectly, to offer, transfer, sell, pledge, hypothecate or otherwise dispose of any of the Ordinary Shares, Company Options or Castlewood Options, or any interest therein, or any rights relating thereto, without complying with the provisions of this letter agreement, shall be void and of no effect. All Ordinary Shares issued to a Party in the Merger shall bear an appropriate restrictive legend reflecting the existence of this letter agreement. Each Party shall use best efforts to cause any Related Person to comply with the forgoing restrictions. A "Related Person" shall mean any immediate family member, partnership, limited partnership, trust or other entity that is the record or beneficial owner of any Company Common Stock, Company Option, Ordinary Shares or Castlewood Option for which such Party may be deemed to have beneficial ownership.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      Please acknowledge your agreement with the foregoing by countersigning below, whereupon it will be a binding agreement among us. This letter agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts will together constitute one instrument.

                                           Very truly yours,

                                           THE ENSTAR GROUP, INC.

                                           By: ___________________________
                                               Name: Nimrod T. Frazer
                                               Title: Chairman and CEO

Agreed as of the date first written above:

_____________________________________
Name: Nimrod T. Frazer
Title: Director

_____________________________________
Name: John J. Oros
Title: Director

_____________________________________
Name: T. Whit Armstrong
Title: Director

_____________________________________
Name: T. Wayne Davis
Title: Director

_____________________________________
Name: J. Christopher Flowers
Title: Director

_____________________________________
Name: Gregory L. Curl
Title: Director

_____________________________________
Name: Paul J. Collins
Title: Director